Exhibit 99.1

Deckorators Voyage Decking with Surestone Technology INVESTOR RELATIONS PRESENTATION Results through September 26, 2026

Please be aware that statements included in this presentation that are not historical are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act, as amended, and are based on management’s beliefs, assumptions, current expectations, estimates, and projections about the markets we serve, the economy, and the company itself. Words like “anticipates,” “believes,” “confident,” “estimates,” “expects,” “forecasts,” likely,” “plans,” “projects,” “should,” variations of such words, and similar expressions identify such forward-looking statements. These statements do not guarantee future performance and involve certain risks, uncertainties and assumptions that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. The Company does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. Actual results could differ materially from those included in such forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainty. Among the factors that could cause actual results to differ materially from forward-looking statements are the following: Fluctuations in the price of lumber; adverse or unusual weather conditions; adverse conditions in the markets we serve; government regulations, particularly involving environmental and safety regulations; and our ability to make successful business acquisitions. Certain of these risk factors as well as other risk factors and additional information are included in the Company's reports on Form 10-K and 10-Q on file with the Securities and Exchange Commission. Non-GAAP Financial Information: This presentation includes certain financial information not prepared in accordance with U.S. GAAP. Because not all companies calculate non-GAAP financial information identically (or at all), the presentations herein may not be comparable to other similarly titled measures used by other companies. Management uses adjusted EBITDA, adjusted EBITDA margin, return on invested capital, free cash flow, and liquidity, non-GAAP financial measures, in order to evaluate historical and ongoing operations. Management believes that these non-GAAP financial measures are useful in order to enable investors to perform meaningful comparisons of historical and current performance. These non-GAAP financial measures are intended to supplement and should be read together with the financial results. These non-GAAP financial measures should not be considered an alternative or substitute for, and should not be considered superior to, the reported financial results. Accordingly, users of this financial information should not place undue reliance on the non-GAAP financial measures. This presentation is the property of UFP Industries, Inc. Any redistribution, retransmission, or reprinting of this presentation in any form without the express written consent of UFP Industries is strictly prohibited. UFP INDUSTRIES, INC. 2

The operating segments of UFP Industries – UFP Packaging, UFP Construction and UFP Retail Solutions – convert 6% of North American softwood lumber, manufacturing and selling a wide variety of value-added products used in residential and commercial construction, outdoor living, packaging and other industrial applications worldwide. NO MISSION STATEMENT. JUST PEOPLE ON A MISSION. 3

UFP Industries is focused on driving above market growth and compounding margins higher over time while maintaining best-in-class ROIC.

5 YEAR PERFORMANCE*

~ 10%
Average Annual TSR

~3%
Average Annual Unit growth

~170bps
Expansion in adjusted EBITDA Margin
2025: 8.9%

~24%
Average Annual ROIC
2025: 13.2%

~13%
Average Annual Growth in EBITDA

* Five years ending 2025

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UFP has built-in scale advantage as the largest converter of softwood lumber in fragmented North American market


IMPROVEMENTS
19.4B board feet
INDUSTRIAL
11.2B
board feet
CONSTRUCTION
19.2B board feet

TOTAL SOFTWOOD CONSUMPTION BY END MARKETS*


UFP RETAIL SOLUTIONS
$2.4B
UFP PACKAGING
$1.6B
UFP CONSTRUCTION
$2.0B

UFP 2025 REVENUE BY BUSINESS SEGMENTS

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*Source: Forest Economic Advisors. Improvements = Retail. Industrial = Packaging

~15,000 Employees worldwide 199 Facilities worldwide 1955 Founded in Grand Rapids, MI $6.4B Q3 2026 TTM Net Sales 38% 31% 27% 4% Based on Q3 2026 TTM Net Sales $2.4B Big box, independents, & buying co-ops $1.7B Industrial manufacturers, OEM’s, agricultural and logistics UFP AT A GLANCE $2.0B Single-, multi-family and factory-built housing, commercial, concrete formers $0.3B Overseas trading, manufacturing and design assets offering packaging solutions in nine countries $492.3M Q3 2026 TTM Adjusted EBITDA Business segments and markets 6

WHERE WE ARE 199 Locations 7 Countries 7 176 1 6 1 8 1 6

BUSINESS MODEL PROVIDES SUSTAINABLE COMPETITIVE ADVANTAGES

Scale through Diversification

As North America's largest buyer of softwood lumber, UFP owns scale advantage in sourcing and in serving the three largest softwood end markets – residential construction, retail building products and industrial packaging.

RESULT:

- Hedge against cyclicality and customer concentration
- Advantages in procurement and product mix diversification
- Risk mitigation, including against lumber market volatility.

Incentives Aligned With Shareholders

Each of our 199 operations is a profit center, managed by people who are required to own stock, and are compensated on a combination of pre-bonus operating profit and return on investment.

RESULT:

- Efficient capital allocation
- High ROIC
- *Insiders and employees own more than 11% of shares outstanding**

Commitment To Innovation

While in its early stages, a strategic and growing focus on innovation has brought the company and its customers a steady stream of new products and services.

RESULT:

- Robust pipeline of new products
- New customers and markets
- Higher EBITDA margins

Culture

Teamwork, accountability, devotion to the customer and internal competition create a results-driven culture that drives personal and professional growth throughout the organization.

RESULT:

- 71 straight years of profitability
- Average tenure of 23 years for our 64 most senior executives.

Structure

In 2020 the company created an operating structure based on management of market segments rather than geography, bringing greater focus.

RESULT:

Improved performance from

- Greater alignment with customers
- Quicker introduction of new, value-added products
- Better, more rapid decision making

*Form 5 and employee compensation plan reports

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9 OBJECTIVES Above Market Organic Growth STRATEGIES • New Customers and Verticals • Dynamic Pricing • Capacity Expansion / Greenfield Investments • Automation / Robotics • Operational Technology • Supply Chain Optimization • Capacity Consolidations FINANCIAL GOALS Unit Sales Growth 7-10% CAGR Adjusted EBITDA Margin 12.5% ROIC on New Investments >15% Conservative Capital Structure ~1.5x EBITDA Operational Excellence Investments in Higher Margin Core Businesses Value-Added Sales Mix Improvements • New Products / Alternative Materials • Customer and Product Stratification • R&D / Innovation STRATEGIES FINANCIAL GOALS, OBJECTIVES AND STRATEGIES

2013 41% 59% 3% 31% 69% 7.2% 40% 60% 9.7% 32% 68% 8.9% 32% 68% 7.7% Value-added as a percent of sales VALUE-ADDED SALES Commodity Value-added 2011 2021 2025 Value-added products improve mix, raise adjusted EBITDA margins 10 2019 EBITDA Margin PalletOne and Spartanburg Forest Products acquisitions Q3 2026 TTM

CONSTRUCTION RETAIL PACKAGING ALTERNATIVE MATERIALS MANUFACTURING GROWTH Investments in value-added adjacencies add to TAM 11 Wood Components BROADER MARKET OPPORTUNITIES | MARGIN ENHANCEMENT | INCREASED WALLET SHARE Core/Historical Current state/Future scaling growth via capex and M&A Pressure-Treated Lumber Wood Crates Light Gauge Metal Components Deckorators SurestoneTM Technology Decking & Railing Mixed Material Crates Wood, Foam, Metal, Corrugate Aluminum Balconies and accessories Steel Crates

• Create alternative product lines in close adjacencies to our current business • Source new technology solutions to spur growth and enhance productivity The company is making investments to Commitment to innovation moves the company steadily up the value chain. INNOVATION AND NEW PRODUCTS In 2022 we launched our Innovation Accelerator to: Bring new products and services to market faster Spur internal growth in new capabilities, products and processes Drive faster scale and synergy through rapid iteration In 2023 we started the UFP Venture Fund to: Spur external growth through late-stage development and early-stage commercialization opportunities Empower entrepreneurs to build businesses, services, and products that can transform our industry Commit an investment of $100 million over 5 years to meet our development goals UFP VENTURE FUND 12 • Develop value-added use of manufacturing residuals • Enhance our supply chains • Add automation across business segments to increase efficiencies • Address a shortage of skilled labor

BUSINESS SEGMENTS Commodity 49% Value Added 51% Commodity 24% Value Added 76% Commodity 20% Value Added 80% ProWood Group $2.0 Billion Deckorators $355 Million UFP Edge $93 Million Structural Packaging $1.0 Billion PalletOne $553 Million Protective Packaging Solutions $87 Million Site Built $678 Million Factory Built $817 Million Commercial $291 Million Concrete Forming Solutions $198 Million $2.4B $1.7B $2.0B Q3 2026 TTM Net Sales Q3 2026 TTM Net Sales Q3 2026 TTM Net Sales 13 New products 9.8% of net sales New products 11.8% of net sales New products 4.4% of net sales

UFP RETAIL SOLUTIONS

ProWood

TREATED & DECK SPECALTIES

Pressure-treated lumber, decking, handrail, stairs, balusters, lattice, accessories





FENCE, LAWN & GARDEN

Wood and vinyl fence, planters, garden beds, picnic tables





BUILDING MATERIALS

ProWood FR, project panels, short boards & dimensional, stakes, finger-joint studs, furring strips, more





Deckorators® Go Beyond Ordinary

Wood- and mineral-based composite decking, railing and accessories.* Aluminum fence manufacturing and fabrication.





UFP EDGE™ Designed To Be Seen

Premium siding, pattern, trim; interior accent wall products





On-trend brands to all major building products retailers, backed by best-in-class in-store and e-commerce support

*Sales mix is 72% to Big Box customers and 28% to one- and two-step distribution as of Q3 2026 YTD.

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Innovative packaging solutions and components backed by a global manufacturing footprint and the industry’s leading engineering, design, and integrated service teams Structural Packaging Wood, steel, foam and corrugated for mixed material crates and specialty containers; hard cases, lumber processing, logistics solutions and onsite packaging services PalletOne Machine-built pallets; design, engineering and testing Protective Packaging Corrugated conversion, stretch/shrink films, labels, strapping, hardware and software solutions for all industries 15

Floor, wall and roof panels, cabinet components, countertops and milled components for modular and manufactured homes; Components for RV/cargo trailer and mobile offices. Offsite prefabrication of value-add formwork, aluminum horizontal shoring and vertical forming solutions for use in infrastructure; elevated structural concrete construction projects. Roof trusses, wall panels, floor systems and framing services for residential and light commercial builders. Sales are approx. 70% single family, 30% multifamily. Turnkey project management of consumer environment and architectural interiors; design, development, engineering, manufacturing, assembly, distribution and installation. Single-source designer and manufacturer of building components, concrete forms, framing, exterior and interior finishing programs to make building processes run at maximum efficiency IDXCorporation.com questdisplays.com UFPConstruction.com Site-Built Factory-Built Commercial Concrete Forming 16

MACRO DRIVERS INDUSTRY/CONSUMER TRENDS SHORT-TERM OUTLOOK SEGMENT DEMAND AND FORWARD OUTLOOK 17 • Repair and remodel activity • Aged housing stock • Housing turnover • Home equity at historic highs, but HELOC rates elevated as well • Consumers delaying larger projects • Lock-in mortgage effect • Demand down low-single digits • Pricing pressures • PMI • Durable Goods • Industrial Production • Demand decrease across most verticals and excess capacity pressuring pricing • On/nearshoring manufacturing • Vendor consolidation at customers of scale • Demand down low-single digits • Pricing pressures • Affordability challenges remain • Housing shortage • Mortgage rates • Smaller new build floorplans • Builder incentives driving activity • Depressed mortgage application and refinance activity • Demand down low-single digits • Pricing pressures

Drive operational excellence throughout the enterprise Cultivate a unique, rewarding culture throughout the UFP family of companies Provide significant opportunity for professional and personal growth Support communities in which we operate Supply exceptional products from sustainable sources Maintain inclusive, safe working environments Attract and retain diverse top-shelf talent Operate with a focus on energy efficiency and lean manufacturing Deliver Consistent, positive financial results to our shareholders We believe profitability, asset values and shareholder return are optimized by acting responsibly, and that our investors experience higher sustainable returns when we support our customers, employees and communities. Our views on ESG and maintaining a sustainable enterprise can be found here. SUSTAINABILITY CONTINUUM 18

FINANCIALS 19

OUR PERFORMANCE Net Earnings (ACI) ROIC 2019 2024 2023 Unit sales growth rate $ in Millions Growth rate Strong track record of growth and performance improvement with emphasis on improving gross profit dollars per unit sold and ROIC. Q3 2026 TTM Adjusted EBITDA Margin exceeds 2019 by ~50 bps (over 200 bps excluding freight). 2025 Non-GAAP Financial Information: Please visit ufpinvestor.com for reconciliation to related GAAP measurement. Net Sales Adjusted EBITDA Adjusted EBITDA Margin 20 Q3 2026 TTM $4,416 $7,218 $6,652 $6,320 $6,407 $317 $810 $682 $564 $492 7.2% 11.2% 10.3% 8.9% 7.7% $180 $514 $415 $295 $232 14.9% 22.2% 18.3% 13.2% 9.6% Liquidity Capital Resources $530 $2,362 $2,459 $2,200 $1,961 $212 $571 $477 $451 $410 Free cash flow 6% (9)% (1)% (3)% (1)% 19% (26)% (16)% (17)% (13)% 21% (26)% (19)% (29)% (21)%

MANAGING LUMBER MARKET RISK Lumber Market Volatility* Adjusted EBITDA Margin 5.3% 5.5% 17.0% 4.2% 34.5% 39.9% 39.9% 6.1% 5.8% 9.2% 12.6% 6.5% 6.0% 5.9% 7.2% 8.4% 9.7% 11.4% 11.2% 10.3% 8.9% 7.7% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 TTM Lumber Market Volatility Adjusted EBITDA Margin *Standard deviation of lumber prices divided by average weekly price. Balanced business model mitigates lumber price volatility and drives stable profit per unit. Level of lumber prices does not drive profitability Sequential trends impact profit per unit Balanced mix of variable and fixed-price products mitigate risk Non-GAAP Financial Information: Please visit ufpinvestor.com for reconciliation to related GAAP measurement. 21

NET SALES (in millions) $4,416 $7,218 $6,652 $6,320 $6,407 2019 2023 2024 2025 Q3 2026 TTM UFP Consolidated $1,499 $2,956 $2,598 $2,434 $2,428 2019 2023 2024 2025 Q3 2026 TTM UFP Retail Solutions $1,086 $1,838 $1,637 $1,604 $1,688 2019 2023 2024 2025 Q3 2026 TTM UFP Packaging $1,637 $2,161 $2,114 $2,004 $1,985 2019 2023 2024 2025 Q3 2026 TTM UFP Construction Organic Unit Sales Growth Total Unit Net Sales Sales Growth 4% (6)% (3)% (1)% 5% (2)% (8)% (3)% 0% 5% 6% (13)% 5% 0% (2)% 6% (13)% 5% 0% (2)% 10% (6)% (7)% (7)% (5)% 10% (6)% (7)% (7)% (5)% 5% (10)% (1)% (3)% (1)% 6% (9)% (1)% (3)% (1)% 22 LONG-TERM GOAL Unit sales growth of 7% to 10%, including small acquisitions

$317 $810 $682 $564 $492 2019 2023 2024 2025 Q3 2026 TTM UFP Consolidated $75 $208 $221 $164 $157 2019 2023 2024 2025 Q3 2026 TTM UFP Retail Solutions $101 $244 $159 $136 $110 2019 2023 2024 2025 Q3 2026 TTM UFP Packaging $96 $272 $208 $158 $133 2019 2023 2024 2025 Q3 2026 TTM UFP Construction 5.0% 7.0% 8.5% 6.8% 6.5% 9.3% 13.3% 9.7% 8.5% 6.5% 5.9% 12.6% 9.9% 7.9% 6.7% ADJUSTED EBITDA (in millions) 7.2% 11.2% 10.3% 8.9% 7.7% Non-GAAP Financial Information: Please visit ufpinvestor.com for reconciliation to related GAAP measurement. LONG-TERM MARGIN DRIVERS New management structure; Value-added mix improvements, including new branded products, solutions selling, and value-based pricing; Operational improvements, technology, and automation LONG-TERM GOAL 12.5% Adjusted EBITDA margin Adjusted EBITDA Adjusted EBITDA Margin 23 Consolidated Q3 2026 TTM Adjusted EBITDA Margin exceeds 2019 by ~50 bps (over 200 bps excluding freight).

UFP Consolidated UFP Retail Solutions UFP Packaging UFP Construction ADJUSTED EBITDA AND UNIT SALES GROWTH 6% (9)% (1)% (3)% (1)% 19% (26)% (16)% (17)% (12)% -40% -20% 0% 20% 40% 60% 2019 2023 2024 2025 Q3 2026 TTM 4% (6)% (3)% 0% 5% 34% (35)% (35)% (15)% (19)% -40% -20% 0% 20% 40% 60% 2019 2023 2024 2025 Q3 2026 TTM 10% (6)% (7)% (26)% (4)% 18% (4)% 6% (7)% (5)% -40% -20% 0% 20% 40% 60% 2019 2023 2024 2025 Q3 2026 TTM 6% (13)% 5% 0% (2)% 14% (36)% (24)% (24)% (16)% -40% -20% 0% 20% 40% 60% 2019 2023 2024 2025 Q3 2026 TTM Percent Growth Percent Growth Percent Growth Percent Growth Long-Term Goal: Achieve adjusted EBITDA growth exceeding unit sales growth Adjusted EBITDA Growth Unit Sales Growth Non-GAAP Financial Information: Please visit ufpinvestor.com for reconciliation to related GAAP measurement. 24

BALANCED USE OF FREE CASH FLOW $212 $571 $477 $451 $410 $25 $68 $81 $82 $80 $82 $159 $443 $335 $31 $70 $108 $164 $109 $39 $52 $30 $18 $123 $90 $288 $51 $3 $99 2019 2023 2024 2025 Free Cash Flow and Capital Allocation (in millions) Q3 2026 TTM 25 Acquisitions to contribute half of our total long-term annual unit sales growth CapEx plan of $150M to $175M in 2026 Opportunistic share repurchases and to offset issuances. Current authorization has $198M remaining as of October 28, 2026, expires April 30, 2027. Increasing dividends in line with long-term growth in earnings and free cash flow Committed to maintaining conservative capital structure with adjusted EBITDA <1.5x Non-GAAP Financial Information: Please visit ufpinvestor.com for reconciliation to related GAAP measurement. Return-focused approach to capital allocation Free cash flow Dividends Share buybacks Expansionary & efficiency capex Acquisitions Change in NWC

RETURN ON INVESTED CAPITAL Hurdle Rate = 15% Percent 14.9% 22.2% 18.3% 13.2% 9.6% 0% 5% 10% 15% 20% 25% 30% 2019 2023 2024 2025 Q3 2026 TTM WACC = 10% We continue to invest through the cycle in high-return, high-margin greenfield opportunities, new product development, and building brand awareness as we remain focused on driving long-term shareholder value. Non-GAAP Financial Information: Please visit ufpinvestor.com for reconciliation to related GAAP measurement. 26

Process Identify attractive growth runways in each Business Unit under each Business Segment and identify gaps in our capabilities to pursue those runways. Find new products and services to speed our transformation from commodity sales to value-added selling solutions and brands. Purpose Achieve scale and synergy targets to optimize growth, margins and returns. Goal Expand low-cost production and regional footprint for leading pallet network. Provide needed manufacturing capacity to support Deckorators growth plans. Driving Deckorators recycled content and vertical integration opportunities. RECENT ACQUISITIONS 27

CAPITAL STRUCTURE Conservative capital structure ensures ample resources to pursue investment opportunities with the highest return potential. Net Debt to Total Capitalization vs Maximum Target Net Debt to Adjusted EBITDA vs Maximum Target 0.0% 0.0% 0.0% 0.0% 0.0% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 2019 2023 2024 2025 2026 TTM - - - - - 0.0 0.5 1.0 1.5 2.0 2.5 2019 2023 2024 2025 2026 TTM Max target Net Debt to Total Capital Net Debt to TTM Adjusted EBITDA Percent Non-GAAP Financial Information: Please visit ufpinvestor.com for reconciliation to related GAAP measurement. 28

STOCK PERFORMANCE Long-term returns on UFPI stock are consistently above the proxy peers and major market indices Peers include MAS, BLDR, TREX, LPX, SSD, BCC, PATK, AMWD, SON, GEF, ROCK Stock prices are adjusted to account for dividend payouts Source: FactSet as of 10/16/2026 closing prices -12.8% -6.9% 2.0% 10.3% 9.0% -14.5% -0.6% -0.6% 8.1% 5.0% 13.6% 18.1% 5.5% 10.1% 8.1% -20% -15% -10% -5% 0% 5% 10% 15% 20% 25% 1 Year 3 Year 5 Year 10 Year 20 Year Annual % Return Annualized Stock Return UFPI Peer Group Average Russell 2000 29

QUARTERLY RESULTS 30

NET SALES Q3 2026 (in millions) $1,560 $1,330 $1,461 $1,883 $1,733 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Q3 2026 UFP Consolidated $594 $444 $531 $819 $635 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Q3 2026 UFP Retail Solutions $395 $370 $394 $458 $466 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Q3 2026 UFP Packaging $552 $496 $440 $527 $552 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Q3 2026 UFP Construction (4)% (7)% (7)% 3% 6% (4)% (7)% (7)% 1% 4% (6)% (13)% (13)% 1% 1% (6)% (13)% (13)% (1)% 0% (2)% (1)% (2)% 8% 15% (3)% (2)% (3)% 4% 9% (2)% (5)% (5)% (1)% 4% (2)% (5)% (5)% (2)% 4% Organic Unit Sales YOY Growth Total Unit Sales YOY Growth Net Sales 31 *Growth percentages are shown net of product transfers between segments.

ADJUSTED EBITDA Q3 2026 (in millions) $140 $107 $111 $155 $119 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Q3 2026 UFP Consolidated $40 $25 $35 $64 $34 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Q3 2026 UFP Retail Solutions $34 $28 $28 $28 $27 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Q3 2026 UFP Packaging $42 $33 $26 $36 $38 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Q3 2026 UFP Construction 9.0% 8.1% 7.6% 8.2% 6.9% 6.7% 5.5% 6.6% 7.8% 5.4% 8.7% 7.4% 7.1% 6.1% 5.8% 8.4% 7.5% 5.5% 6.8% 6.8% Adjusted EBITDA Adjusted EBITDA Margin Non-GAAP Financial Information: Please visit ufpinvestor.com for reconciliation to related GAAP measurement. Margin levels reflect focus on value-added solutions. Short-term results impacted by adverse market conditions and freight challenges. 32

2801 E. Beltline Ave. NE Grand Rapids, MI 49525 (800) 598-9663 - UFPI.com THANK YOU 33